Exhibit 99.1

PERRIGO ANIMAL HEALTH ACQUISITION PRO FORMA FINANCIAL INFORMATION SEPTEMBER 19, 2019

2 This presentation contains forward-looking statements that involve risks and uncertainties, such as statements about our plans, objectives, expectations, assumptions or future events, including statements regarding the potential benefits and synergies of the acquisition of the Perrigo Animal Health business (“PAH”) by PetIQ. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "believe," "intend," "may," "will," "should," "could" and similar expressions. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from any future results, performances, or achievements expressed or implied by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, our ability to successfully grow our business through acquisitions; our dependency on a limited number of customers; our ability to implement our growth strategy effectively; our ability to sustain profitability; competition from veterinarians and others in our industry; reputational damage to our brands; economic trends and spending on pets; the effectiveness of our marketing and trade promotion programs; recalls or withdrawals of our products or product liability claims; our ability to manage our manufacturing and supply chain effectively; disruptions in our manufacturing and distribution chains; our ability to introduce new products and improve existing products; our failure to protect our intellectual property; costs associated with governmental regulation; our ability to keep and retain key employees; and the risks set forth under the "Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2018 and other filings from time to time with the Securities and Exchange Commission. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or operating results. The forward-looking statements speak only as of the date on which they are made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Consequently, you should not place undue reliance on forward-looking statements. This presentation includes certain non-GAAP financial measures, including adjusted gross profit, adjusted G&A, adjusted net income and Adjusted EBITDA. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of these measures to net income, the most directly comparable financial measure prepared in accordance with U.S. GAAP. FORWARD-LOOKING STATEMENTS PetIQ | 2019

3 TABLE OF CONTENTS •SUMMARY OF ACQUISITION AND OPERATIONAL ADJUSTMENTS •PRO FORMA FINANCIAL DATA • 2018 ADJUSTED PRO FORMA NET SALES AND GROSS PROFIT • 2018 ADJUSTED PRO FORMA ADJUSTED EBITDA RECONCILIATION •APPENDIX •OPERATIONAL ADJUSTMENTS PetIQ | 2019

4 SUMMARY OF ACQUISITION AND OPERATIONAL ADJUSTMENTS .. Removed sales made under distribution agreement transitioned to PetIQ .. Removed sales of discontinued product lines and lost business .. Adjusted for other non recurring revenue and costs, including overhead differences from historical allocations ADJUSTED PRO FORMA HIGHLIGHTS .. Pro Forma Net Sales were $618.7 million, adjusted to $603.8 million .. PAH contributed Product Nets Sales of $90.1 million, adjusted to $75.2 million .. Pro Forma Gross Profit Margin was 21.1%, adjusted to 21.2% .. Pro Forma PAH Gross Profit Margin was 52.5%, adjusted to 59.4% .. Pro Forma Adjusted EBITDA(1) was $56.3 million, adjusted to $58.5 million .. PAH contributed Adjusted EBITDA(1) of $14.8 million, adjusted to $17.0 million .. PAH acquisition closed on July 8, 2019 .. Purchase price was $185 Million .. This presentation provides combined company pro forma financial information as well as combined pro forma as adjusted financial information reflecting additional operational adjustments described below. ACQUISITION OF PERRIGO ANIMAL HEALTH Notes: 1 - Non-GAAP financial measure. See the Appendix of this presentation for a reconciliation of the most comparable GAAP measure. OPERATIONAL ADJUSTMENTS TO COMBINED PRO FORMA STATEMENT OF OPERATIONS DATA PetIQ | 2019

5 PRO FORMA FINANCIAL DATA* HISTORICAL $ IN MILLIONS PETIQ PAH RECLASS ADJUSTMENTS PRO FORMA NET SALES $528.6 $91.9 ($1.8) $618.7 COST OF SALES $445.3 $65.4 ($1.8) $(20.8) $488.1 GROSS PROFIT $83.3 $26.5 $20.8 $130.6 G&A $72.3 $36.0 $0.3 $108.6 OPERATING INCOME $7.7 ($182.0) $20.4 ($153.8) OTHER INCOME AND TAX ($7.7) $13.8 ($7.3) ($1.1) NET INCOME $0.1 ($168.1) $13.2 ($154.9) ADJ EBITDA** $41.5 $14.8 $56.3 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA FOR THE YEAR ENDED DECEMBER 31, 2018 Notes: * See PetIQ's Form 8-K/A filed with the SEC on September 18, 2019, which include (i) audited combined financial statements of PAH as of and for the years ended December 31, 2018 and 2017 and unaudited condensed combined financial statements as of March 30, 2019 and for the periods ended March 30, 2019 and March 31, 2018 and (ii) unaudited pro forma condensed combined balance sheet as of March 31, 2019 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 and the period ended March 31, 2019 ** See the Appendix of this presentation for a reconciliation of pro forma Adjusted EBITDA to pro forma net income for the year ended December 31, 2018 PetIQ | 2019

OPERATIONAL ADJUSTMENTS*

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA, AS ADJUSTED
FOR THE YEAR ENDED DECEMBER 31, 2018

		OPERATIONAL ADJUSTMENTS				AS ADJUSTED
$ IN MILLIONS	PRO FORMA	DISTRIBUTION CONTRACT	LOST DISTRIBUTION	CORPORATE ALLOC	NON-RECURRING LEGAL	PRO FORMA
SALES	$618.7	($6.6)	($8.2)			$603.8
COST OF SALES	$488.1	($4.5)	($7.7)			$475.9
GROSS PROFIT	$130.6	($2.1)	($0.5)			$128.0
G&A	$108.6	($1.2)	($0.5)	($2.4)	($0.7)	$103.8
OPERATING INCOME	($153.8)	($0.9)		$2.4	$0.7	($151.6)
OTHER INCOME	($1.1)					($1.1)
NET INCOME	($154.9)	($0.9)		$2.4	$0.7	($152.7)
ADJ EBITDA**	$56.3	($0.9)		$2.4	$0.7	$58.5

*Notes: * See PetIQ's Form 8-K/A filed with the SEC on September 18, 2019, which include (i) audited combined financial statements of PAH as of and for the years ended December 31, 2018 and 2017 and unaudited condensed combined financial statements as of March 30, 2019 and for the periods ended March 30, 2019 and March 31, 2018 and (ii) unaudited pro forma condensed combined balance sheet as of March 31, 2019 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 and the period ended March 31, 2019*

*** See Appendix of this presentation for a reconciliation of adjusted pro forma Adjusted EBITDA to pro forma net income for the year ended December 31, 2018.*

PetIQ | 2019

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2018 ADJUSTED PRO FORMA NET SALES AND GROSS PROFIT PetIQ | 2019 ($’S IN MILLIONS) DISTRIBUTION CUSTOMER ADJ Represents the elimination of sales by PAH of products under a distribution agreement that transitioned to PetIQ during 2018. This adjustment resulted in $8.4 million of net sales removed from pro forma results with a corresponding impact to gross profit of $2.1 million. 2018 ADJ PRO FORMA NET SALES 2018 ADJ PRO FORMA GROSS PROFIT $83.3 $528.6 DISTRIBUTION CONTRACT DISCONTINUED OPERATIONS $130.6 $128.0 $618.7 $603.8 ($’S IN MILLIONS) PRO FORMA ADJUSTMENTS Represents the elimination of sales of discontinued products, either resulting form strategic decisions to exit a category or from retailers not renewing specific product programs. This adjustment resulted in $8.2 million of net sales removed and a corresponding impact to gross profit of $.5 million. $528.6 $528.6 $90.1 ($6.6) ($8.2) $75.2 PRO FORMA NET SALES DISTRIBUTION CONTRACT DISCONTINUED OPERATIONS PRO FORMA ADJ NET SALES $83.3 $83.3 $47.3 ($2.1) ($0.5) $44.7 PRO FORMA GROSS PROFIT (GROSS MARGIN) DISTRIBUTION CONTRACT DISCONTINUED OPERATIONS PRO FORMA ADJ GROSS PROFIT (GROSS MARGIN) 15.8% 15.8% 59.4% 52.5% 21.2% 21.1% 7 $603.8

2018 ADJUSTED PRO FORMA ADJUSTED EBITDA

2018 ADJ PRO FORMA EBITDA


($'s in millions)
$56.3
$14.8
$41.5
($0.9)
$0.01
$2.4
$0.7
$58.5
$17.0
$41.5
PRO FORMA ADJ EBITDA
DISTRIBUTION CONTRACT
DISCONTINUED OPERATIONS
CORPORATE ALLOCATIONS
NON RECURRING LEGAL
PRO FORMA ADJ EBITDA, AS ADJUSTED

PRO FORMA ADJUSTMENTS

DISTRIBUTION CONTRACT

- In addition to gross profit impact of $2.1 million outlined on the prior slide, stranded costs totaling $1.2 million in G&A also were removed, resulting in an overall adjustment to earnings of $.9 million. Examples of these costs include unallocated overhead and marketing spend.

DISCONTINUED OPERATIONS

- In addition to gross profit impact of $0.5 million outlined on the prior slide, stranded costs totaling $0.5 million in G&A also were removed, resulting in a minimal impact to earnings.

CORPORATE ALLOCATIONS

- Corporate allocations were adjusted to remove parent company allocations from Perrigo, offset by estimated costs to run the business under a PetIQ ownership.

NON RECURRING LEGAL

- Adjustments represent the removal of expenses associated legal cases, settlements, and other legal matters considered one time or non recurring in nature.

PetIQ | 2019

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9 APPENDIX PetIQ | 2019

10 HISTORICAL $ IN MILLIONS PETIQ PAH RECLASS & ADJUSTMENTS PRO FORMA NET INCOME $0.1 ($168.1) $13.2 ($154.8) INCOME TAXES ($0.7)($13.6) ($5.1) ($19.4) DEPRECIATION AND AMORTIZATION $11.9 $23.4 ($20.4) $14.9 INTEREST $8.0 - $12.4 $20.4 EBITDA $19.3 ($158.3) -($139.0) ACQUISITION & STOCK COMP $9.7 $0.6 - $10.3 SAME STORE ADJ, INTEGRATION AND LAUNCH EXP $8.8 -- $8.8 OTHER** $3.7 $172.5 - $176.2 ADJ EBITDA** $41.5 $14.8 - $56.3 Notes: ** Other items Non recurring Royalty, Fair value adjustment of contingent note, corporate allocation adjustment, and removal of impairment charges at PAH, Adjustments reflect non recurring legal and the net of corporate allocation adjustment 2018 PRO FORMA ADJUSTED EBITDA RECONCILIATION

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